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                                                                       EXHIBIT 7

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS









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                                                                       EXHIBIT 7



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997, in the Registration Statement (Form S-6 No. 333-19193) and related Prospectus of First Variable Life Insurance Company.




                                                       /s/ Ernst & Young LLP
                                                       ---------------------
                                                       ERNST & YOUNG LLP




Boston, Massachusetts
January 14, 1998








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